UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 12, 2015

Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26

(Exact name of issuing entity)

Morgan Stanley Capital I Inc.

(Exact name of registrant as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC

Bank of America, National Association

CIBC Inc.

Starwood Mortgage Funding III LLC

(Exact names of sponsors as specified in their charters)

Delaware	333-180779-19	13-3291626
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:	(212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On or about November 12, 2015, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2015-C26 (the “Certificates”), are expected to be issued by Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of November 1, 2015 (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and excluded special servicer with respect to excluded special servicer mortgage loans existing on the Closing Date, LNR Partners, LLC, as general special servicer, Park Bridge Lender Services LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as custodian, certificate administrator, certificate registrar and authenticating agent.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5, Class X-A, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-B, Class X-D, Class D, Class E, Class F, Class G, Class H, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”). Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about November 12, 2015 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be sixty-nine (69) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on one hundred two (102) multifamily, commercial and manufactured housing community properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated October 28, 2015, between the Registrant and MSMCH, certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated October 28, 2015, between the Registrant and BANA, certain of the Mortgage Loans are expected to be acquired by the Registrant from CIBC Inc. pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated October 28, 2015, between the Registrant and CIBC Inc., and certain of the Mortgage Loans are expected to be acquired by the Registrant from Starwood Mortgage Funding III LLC pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated October 28, 2015, between the Registrant, Starwood Mortgage Funding III LLC and Starwood Mortgage Capital LLC.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIBC World Markets Corp. and Drexel Hamilton, LLC (collectively, the “Underwriters”) pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of October 28, 2015, between the Registrant, MSMCH and the Underwriters, and (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Merrill Lynch, Pierce,

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Fenner & Smith Incorporated and Wells Fargo Securities, LLC (collectively, the “Initial Purchasers”) pursuant to the Certificate Purchase Agreement, dated as of October 28, 2015, between the Registrant, MSMCH and the Initial Purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated October 28, 2015 (the “Prospectus Supplement”), supplementing the Prospectus dated October 1, 2013, each as filed with the Securities and Exchange Commission.

In addition, (i) the mortgage loan secured by the mortgaged property identified as “535-545 Fifth Avenue” on Schedule II to the Pooling and Servicing Agreement (the “535-545 Fifth Avenue Mortgage Loan”), which is an asset of the Issuing Entity, is part of a non-serviced loan combination (the “535-545 Fifth Avenue Non-Serviced Loan Combination”) that includes the 535-545 Fifth Avenue Mortgage Loan and four pari passu promissory notes, each of which is not an asset of the Issuing Entity, and (ii) the mortgage loan secured by the mortgaged property identified as “Coastal Equities Retail Portfolio” on Schedule II to the Pooling and Servicing Agreement (the “Coastal Equities Retail Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a non-serviced loan combination (the “Coastal Equities Retail Portfolio Non-Serviced Loan Combination”) that includes the Coastal Equities Retail Portfolio Mortgage Loan, eight pari passu promissory notes, each of which is not an asset of the Issuing Entity. The initial holders of the promissory notes evidencing the 535-545 Fifth Avenue Non-Serviced Loan Combination have entered into an intercreditor agreement, dated as of July 24, 2015 and attached hereto as Exhibit 99.5, that sets forth the respective rights of each such noteholder with respect to the 535-545 Fifth Avenue Non-Serviced Loan Combination, as described in the Prospectus Supplement under “Description of the Mortgage Pool—The Non-Serviced Loan Combinations”. The initial holders of the promissory notes evidencing the Coastal Equities Retail Portfolio Non-Serviced Loan Combination have entered into an intercreditor agreement, dated as of July 24, 2015 and attached hereto as Exhibit 99.6, that sets forth the respective rights of each such noteholder with respect to the Coastal Equities Retail Portfolio Non-Serviced Loan Combination, as described under “Description of the Mortgage Pool—The Non-Serviced Loan Combinations”. The 535-545 Fifth Avenue Non-Serviced Loan Combination and the Coastal Equities Retail Portfolio Non-Serviced Loan Combination will be serviced and administered under the pooling and servicing agreement for the MSBAM 2015-C24 securitization transaction, dated as of August 1, 2015 (the “MSBAM 2015-C24 Pooling and Servicing Agreement” attached hereto as Exhibit 4.2), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian. As disclosed in the Prospectus Supplement, the terms and conditions of the MSBAM 2015-C24 Pooling and Servicing Agreement applicable to the servicing of the 535-545 Fifth Avenue Mortgage Loan and the Coastal Equities Retail Portfolio Mortgage Loan are substantially similar (except as noted in the Prospectus Supplement) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Servicing of the Mortgage Loans” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

The mortgage loan secured by the mortgaged property identified as “Herald Center” on Schedule II to the Pooling and Servicing Agreement (the “Herald Center Mortgage Loan”), which is an asset of the Issuing Entity, is part of a non-serviced loan combination (the “Herald Center Non-Serviced Loan Combination”) that includes the Herald Center Mortgage Loan and three pari passu promissory notes, each of which is not an asset of the Issuing Entity. The initial holders of the promissory notes evidencing the Herald Center Non-Serviced Loan Combination have entered into an intercreditor agreement, dated as of October 15, 2015 and attached hereto as Exhibit 99.7, that sets forth the respective rights of each such noteholder with respect to the Herald Center Non-Serviced Loan Combination, as described under “Description of

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the Mortgage Pool—The Non-Serviced Loan Combinations”. The Herald Center Non-Serviced Loan Combination will be serviced and administered under the pooling and servicing agreement for the MSBAM 2015-C25 securitization transaction, dated as of October 1, 2015 (the “MSBAM 2015-C25 Pooling and Servicing Agreement” attached hereto as Exhibit 4.3), between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian. As disclosed in the Prospectus Supplement, the terms and conditions of the MSBAM 2015-C25 Pooling and Servicing Agreement applicable to the servicing of the Herald Center Mortgage Loan are substantially similar (except as noted in the Prospectus Supplement) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Servicing of the Mortgage Loans” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

In addition, the mortgage loan secured by the mortgaged property identified as “11 Madison Avenue” on Schedule II to the Pooling and Servicing Agreement (the “11 Madison Avenue Mortgage Loan”), which is an asset of the Issuing Entity, is part of a non-serviced loan combination (the “11 Madison Avenue Non-Serviced Loan Combination”) that includes the 11 Madison Avenue Mortgage Loan, as well as fourteen pari passu promissory notes and three subordinate promissory notes, which are not assets of the Issuing Entity. The initial holders of the promissory notes evidencing the 11 Madison Avenue Non-Serviced Loan Combination have entered into an intercreditor agreement, dated as of September 6, 2015 and attached hereto as Exhibit 99.8, that sets forth the respective rights of each such noteholder with respect to the 11 Madison Avenue Non-Serviced Loan Combination, as described under “Description of the Mortgage Pool—The Non-Serviced Loan Combinations”. The 11 Madison Avenue Non-Serviced Loan Combination will be serviced and administered under the trust and servicing agreement for the MAD 2015-11MD securitization transaction, dated as of September 6, 2015 (the “MAD 2015-11MD Trust and Servicing Agreement” attached hereto as Exhibit 4.4), between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as servicer and special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator and custodian. As disclosed in the Prospectus Supplement, the terms and conditions of the MAD 2015-11MD Trust and Servicing Agreement applicable to the servicing of the 11 Madison Avenue Mortgage Loan are similar (except as noted in the Prospectus Supplement) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Servicing of the Mortgage Loans” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits:

1.1	Underwriting Agreement, dated as of October 28, 2015, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIBC World Markets Corp. and Drexel Hamilton, LLC.

4.1	Pooling and Servicing Agreement, dated as of November 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and initial excluded special servicer, LNR Partners, LLC, as general special servicer, Park Bridge Lender Services LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as custodian, certificate administrator, certificate registrar and authenticating agent.

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4.2	Pooling and Servicing Agreement, dated as of August 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian.

4.3	Pooling and Servicing Agreement, dated as of October 1, 2015, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian.

4.4	Trust and Servicing Agreement, dated as of September 6, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as servicer and special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator and custodian.

99.1	Mortgage Loan Purchase Agreement, dated October 28, 2015, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.

99.2	Mortgage Loan Purchase Agreement, dated October 28, 2015, between Morgan Stanley Capital I Inc. and Bank of America, National Association.

99.3	Mortgage Loan Purchase Agreement, dated October 28, 2015, between Morgan Stanley Capital I Inc. and CIBC Inc.

99.4	Mortgage Loan Purchase Agreement, dated October 28, 2015, between Morgan Stanley Capital I Inc., Starwood Mortgage Funding III LLC and Starwood Mortgage Capital LLC.

99.5	Agreement Between Note Holders, dated July 24, 2015, between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2 Holder, and Morgan Stanley Bank, N.A., as Initial Note A-3 Holder.

99.6	Agreement Between Note Holders, dated July 24, 2015, between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder.

99.7	Agreement Between Note Holders, dated October 15, 2015, between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2 Holder, and Morgan Stanley Bank, N.A., as Initial Note A-3 Holder.

99.8	Co-Lender Agreement, dated September 6, 2015, between German American Capital Corporation, as Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2 Holder, Wells Fargo Bank, National Association, as Initial Note A-3 Holder, German American Capital Corporation, as Initial Note B-1 Holder, Morgan Stanley Bank, N.A., as Initial Note B-2 Holder, Wells Fargo Bank, National Association, as Initial Note B-3 Holder.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By:	/s/ Zachary Fischer
Name: Zachary Fischer
Title: Vice President

Date: November 12, 2015

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EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of October 28, 2015, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIBC World Markets Corp. and Drexel Hamilton, LLC.

4.1	Pooling and Servicing Agreement, dated as of November 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and initial excluded special servicer, LNR Partners, LLC, as general special servicer, Park Bridge Lender Services LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as custodian, certificate administrator, certificate registrar and authenticating agent.

4.2	Pooling and Servicing Agreement, dated as of August 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian.

4.3	Pooling and Servicing Agreement, dated as of October 1, 2015, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian.

4.4	Trust and Servicing Agreement, dated as of September 6, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as servicer and special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator and custodian.

99.1	Mortgage Loan Purchase Agreement, dated October 28, 2015, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.

99.2	Mortgage Loan Purchase Agreement, dated October 28, 2015, between Morgan Stanley Capital I Inc. and Bank of America, National Association.

99.3	Mortgage Loan Purchase Agreement, dated October 28, 2015, between Morgan Stanley Capital I Inc. and CIBC Inc.

99.4	Mortgage Loan Purchase Agreement, dated October 28, 2015, between Morgan Stanley Capital I Inc., Starwood Mortgage Funding III LLC and Starwood Mortgage Capital LLC.

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99.5	Agreement Between Note Holders, dated July 24, 2015, between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2 Holder, and Morgan Stanley Bank, N.A., as Initial Note A-3 Holder.

99.6	Agreement Between Note Holders, dated July 24, 2015, between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder.

99.7	Agreement Between Note Holders, dated October 15, 2015, between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2 Holder, and Morgan Stanley Bank, N.A., as Initial Note A-3 Holder.

99.8	Co-Lender Agreement, dated September 6, 2015, between German American Capital Corporation, as Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2 Holder, Wells Fargo Bank, National Association, as Initial Note A-3 Holder, German American Capital Corporation, as Initial Note B-1 Holder, Morgan Stanley Bank, N.A., as Initial Note B-2 Holder, Wells Fargo Bank, National Association, as Initial Note B-3 Holder.

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